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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 12, 1999

                             ISOLYSER COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

      0-24866                                           58-1746149
(Commission File Number)                    (I.R.S. Employer Identification No.)

             4320 International Boulevard, Norcross, Georgia 30093
               (Address of Principal Executive Offices (Zip Code)

                                 (770) 806-9898
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

         On July 12, 1999, Isolyser Company, Inc. ("Isolyser") and its wholly owned subsidiary, MedSurg Industries, Inc. ("MedSurg"), sold to Allegiance Healthcare Corporation ("Allegiance") substantially all of their assets used primarily in the business (the "Business") of assembling, packaging, marketing and selling procedure kits and trays, and Isolyser granted to Allegiance a worldwide exclusive license (the "License") to Isolyser's proprietary technologies to make, use and sell products made from material (the "Material") which can be dissolved and disposed of through sanitary sewer systems for healthcare applications. Allegiance is not an "affiliate" of Isolyser within the meanings of the Securities Act of 1933, as amended. The purchase price payable for such assets and license consisted of approximately $31.3 million in cash, the assumption by Allegiance of certain liabilities of Isolyser and MedSurg relating to the Business, and Allegiance's agreement that Isolyser would be the sole supplier during the term of the License of Material to Allegiance which would at least include a certain minimum quantity of fabric to be purchased by Allegiance from Isolyser. The purchase price was negotiated at arms' length.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Forma Financial Information:

                  The required unaudited pro forma financial information will be filed not more than sixty days after the date this current report must be filed.

         (c)      Exhibits:

2.1*+ Asset Purchase Agreement dated as of May 25, 1999, among Allegiance, Isolyser and MedSurg

2.2*+ First Amendment to Asset Purchase Agreement dated as of July 12, 1999, among Allegiance, Isolyser and MedSurg

2.3 (1)* Supply and License Agreement dated as of July 12, 1999, between Isolyser and Allegiance

2.4 (1)* Contract Manufacturing Agreement dated as of July 12, 1999, among Allegiance, Isolyser and MedSurg

2.5* Escrow Agreement dated as of July 12, 1999 among Allegiance, The First National Bank of Chicago and Isolyser

99.1* Press Release captioned "Isolyser Announces Completion of Its Sale of MedSurg Industries and License of OREX Technology to Allegiance" dated July 13, 1999

--------------------------

*    Filed herewith.

+ In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is contained in the table of contents to the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

(1) Isolyser has applied for confidential treatent of portions of this Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                               ISOLYSER COMPANY, INC.



                               By:  /s/ PETER A. SCHMITT
                                    ---------------------------------------
                                    Peter A. Schmitt, Executive Vice President
                                    and Chief Financial Officer


Dated:  July 27, 1999

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


                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

 2.1*+ Asset Purchase Agreement dated as of May 25, 1999, among Allegiance, Isolyser and MedSurg

 2.2*+ First Amendment to Asset Purchase Agreement dated as of July 12, 1999, among Allegiance, Isolyser and MedSurg

 2.3 (1)* Supply and License Agreement dated as of July 12, 1999, between Isolyser and Allegiance

 2.4 (1)* Contract Manufacturing Agreement dated as of July 12, 1999, among Allegiance, Isolyser and MedSurg

 2.5* Escrow Agreement dated as of July 12, 1999 among Allegiance, The First National Bank of Chicago and Isolyser

 99.1* Press Release captioned "Isolyser Announces Completion of Its Sale of MedSurg Industries and License of OREX Technology to Allegiance" dated July 13, 1999

--------------------------

*    Filed herewith.

+ In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is contained in the table of contents to the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.

(1) Isolyser has applied for confidential treatent of portions of this Agreement. Accordingly, portions thereof have been omitted and filed separately with the Securities and Exchange Commission.